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                                  EXHIBIT 10.11


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                               CHEMED CORPORATION

                            1999 STOCK INCENTIVE PLAN

                                  MAY 17, 1999


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                               CHEMED CORPORATION
                            1999 STOCK INCENTIVE PLAN


         1. PURPOSES: The purposes of this Plan are (a) to secure for the Corporation the benefits of incentives inherent in ownership of Capital Stock by Key Employees, (b) to encourage Key Employees to increase their interest in the future growth and prosperity of the Corporation and to stimulate and sustain constructive and imaginative thinking by Key Employees, (c) to further the identification of interest of those who hold positions of major responsibility in the Corporation and its Subsidiaries with the interests of the Corporation's stockholders, (d) to induce the employment or continued employment of Key Employees and (e) to enable the Corporation to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent executives.

         2. DEFINITIONS: Unless otherwise required by the context, the following terms when used in this Plan shall have the meanings set forth in this Section 2.

                  BOARD OF DIRECTORS: The Board of Directors of the Corporation.

                  CAPITAL STOCK: The Capital Stock of the Corporation, par value $l.00 per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 8.

                  CORPORATION: Chemed Corporation, a Delaware corporation.

                  FAIR MARKET VALUE: As applied to any date, the mean between the high and low sales prices of a share of Capital Stock on the principal stock exchange on which the Corporation is listed, or, if it is not so listed, the mean between the bid and the ask prices of a share of Capital Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System on such date or, if no such sales or prices were made or quoted on such date, on the next preceding date on which there were sales or quotes of Capital Stock on such exchange or market, as the case may be; provided, however, that, if the Capital Stock is not so listed or quoted, Fair Market Value shall be determined in accordance with the method approved by the Compensation/Incentive Committee, and, provided further, if any of the foregoing methods of determining Fair Market Value shall not be consistent with the regulations of the Secretary of the Treasury or his delegate at the time applicable to a Stock Incentive of the type involved, Fair Market Value in the case of such Stock Incentive shall be determined in


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accordance with such regulations and shall mean the value as so determined.

                  COMPENSATION/INCENTIVE COMMITTEE: The Compensation/Incentive Committee designated to administer this Plan pursuant to the provisions of
Section 10.

                  INCENTIVE COMPENSATION: Bonuses, extra and other compensation payable in addition to a salary or other base amount, whether contingent or discretionary or required to be paid pursuant to an agreement, resolution or arrangement, and whether payable currently or on a deferred basis, in cash, Capital Stock or other property, awarded by the Corporation or a Subsidiary prior or subsequent to the date of the approval and adoption of this Plan by the stockholders of the Corporation.

                  KEY EMPLOYEE: An employee of the Corporation or of a Subsidiary who in the opinion of the Compensation/Incentive Committee can contribute significantly to the growth and successful operations of the Corporation or a Subsidiary. The grant of a Stock Incentive to an employee by the Compensation/Incentive Committee shall be deemed a determination by the Compensation/Incentive Committee that such employee is a Key Employee. For the purposes of this Plan, a director or officer of the Corporation or of a Subsidiary shall be deemed an employee regardless of whether or not such director or officer is on the payroll of, or otherwise paid for services by, the Corporation or a Subsidiary.

                  OPTION: An option to purchase shares of Capital Stock.

                  PERFORMANCE UNIT: A unit representing a share of Capital Stock, subject to a Stock Award, the issuance, transfer or retention of which is contingent, in whole or in part, upon attainment of a specified performance objective or objectives, including, without limitation, objectives determined by reference to or changes in (a) the Fair Market Value, book value or earnings per share of Capital Stock, or (b) sales and revenues, income, profits and losses, return on capital employed, or net worth of the Corporation (on a consolidated or unconsolidated basis) or of any one or more of its groups, divisions, Subsidiaries or departments, or (c) a combination of two or more of the foregoing factors.

                  PLAN: The 1999 Stock Incentive Plan herein set forth as the same may from time to time be amended.

                  STOCK AWARD: An issuance or transfer of shares of Capital Stock at the time the Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or


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transfer such shares in the future, including, without limitation, such an issuance, transfer or undertaking with respect to Performance Units.

                  STOCK INCENTIVE: A stock incentive granted under this Plan in one of the forms provided for in Section 3.

                  SUBSIDIARY: A corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Corporation.

         3. GRANTS OF STOCK INCENTIVES:

                  (a) Subject to the provisions of this Plan, the Compensation/Incentive Committee may at any time, or from time to time, grant Stock Incentives under this Plan to, and only to, Key Employees.

                  (b) Stock Incentives may be granted in the following forms:

                           (i)      a Stock Award, or
                           (ii)     an Option, or
                           (iii)    a combination of a Stock Award and an
                                    Option.

         4. STOCK SUBJECT TO THIS PLAN:

                  (a) Subject to the provisions of paragraph (c) and (d) of this
Section 4 and of Section 8, the aggregate number of shares of Capital Stock which may be issued or transferred pursuant to Stock Incentives granted under this Plan shall not exceed 450,000 shares; provided, however, that the maximum aggregate number of shares of Capital Stock which may be issued or transferred pursuant to Stock Incentives in the form of Stock Awards, shall not exceed 135,000 shares.

                  (b) The maximum aggregate number of shares of Capital Stock which may be issued or transferred under the Plan to directors of the Corporation or of a Subsidiary shall not exceed 100,000 shares.

                  (c) Authorized but unissued shares of Capital Stock and shares of Capital Stock held in the treasury, whether acquired by the Corporation specifically for use under this Plan or otherwise, may be used, as the Compensation/Incentive Committee may from time to time determine, for purposes of this Plan, provided, however, that any shares acquired or held by the Corporation for the purposes of this Plan shall, unless and until transferred to a Key Employee in accordance with the terms and conditions of a Stock Incentive, be and at all times remain treasury shares of the Corporation, irrespective of whether such


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shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

                  (d) If any shares of Capital Stock subject to a Stock Incentive shall not be issued or transferred and shall cease to be issuable or transferable because of the termination, in whole or in part, of such Stock Incentive or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Corporation or a Subsidiary because of an employee's failure to comply with the terms and conditions of a Stock Incentive, the shares not so issued or transferred, or the shares so reacquired by the Corporation or a Subsidiary shall no longer be charged against any of the limitations provided for in paragraphs (a) or (b) of this Section 4 and may again be made subject to Stock Incentives.

         5. STOCK AWARDS: Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

                  (a) A Stock Award shall be granted only in payment of Incentive Compensation that has been earned or as Incentive Compensation to be earned, including, without limitation, Incentive Compensation awarded concurrently with or prior to the grant of the Stock Award.

                  (b) For the purposes of this Plan, in determining the value of a Stock Award, all shares of Capital Stock subject to such Stock Award shall be valued at not less than 100 percent of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Key Employee and whether or not such shares are subject to restrictions which affect their value.

                  (c) Shares of Capital Stock subject to a Stock Award may be issued or transferred to the Key Employee at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Compensation/Incentive Committee shall determine. In the event that any such issuance or transfer shall not be made to the Key Employee at the time the Stock Award is granted, the Compensation/Incentive Committee may provide for payment to such Key Employee, either in cash or in shares of Capital Stock from time to time or at the time or times such shares shall be issued or transferred to such Key Employee, of amounts not exceeding the dividends which would have been payable to such Key Employee in respect of such shares (as adjusted under Section 8) if they had been issued or transferred to such Key Employee at the time such Stock Award was granted. Any amount payable in shares of Capital Stock under the terms of a Stock Award may, at the discretion of the Corporation, be paid in cash, on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on


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such date of the shares which would otherwise have been delivered.

                  (d) A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on sale or other disposition of the Stock Award or of the shares issued or transferred pursuant to such Stock Award, as the Compensation/Incentive Committee may determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a stockholder of the Corporation fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written instrument in such form as the Compensation/Incentive Committee shall determine, provided the Stock Award is consistent with this Plan and incorporates it by reference.

         6. OPTIONS: Stock Incentives in the form of Options shall be subject to the following provisions:

                  (a) The maximum aggregate number of Stock Incentives in the form of Options which may be granted to an individual employee of the Corporation or a Subsidiary in any calendar year shall not exceed 50,000 Options.

                  (b) Upon the exercise of an Option, the purchase price shall be paid in cash or, if so provided in the Option or in a resolution adopted by the Compensation/Incentive Committee(and subject to such terms and conditions as are specified in the Option or by the Compensation/Incentive Committee), in shares of Capital Stock or in a combination of cash and such shares. Shares of Capital Stock thus delivered shall be valued at their Fair Market Value on the date of exercise. Subject to the provisions of Section 8, the purchase price per share shall be not less than 100 percent of the Fair Market Value of a share of Capital Stock on the date the Option is granted.

                  (c) Each Option shall be exercisable in full or in part six months after the date the Option is granted, or may become exercisable in one or more installments and at such time or times, as the Compensation/Incentive Committee shall determine. Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option. Any term or provision in any outstanding Option specifying when the Option is exercisable or that it be exercisable in installments may be modified at any time during the life of the Option by the Compensation/Incentive Committee, provided, however, no such modification of an outstanding Option shall, without the consent of the optionee, adversely affect any

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Option theretofore granted to him. An Option will become immediately exercisable in full if at any time during the term of the Option the Corporation obtains actual knowledge that any of the following events has occurred, irrespective of the applicability of any limitation on the number of shares then exercisable under the Option: (1) any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act"), other than the Corporation or any of its subsidiaries, has become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of 30 percent or more of the combined voting power of the Corporation's then outstanding voting securities;
(2) the expiration of a tender offer or exchange offer, other than an offer by the Corporation, pursuant to which 20 percent or more of the shares of the Corporation's Capital Stock have been purchased; (3) the stockholders of the Corporation have approved (i) an agreement to merge or consolidate with or into another corporation and the Corporation is not the surviving corporation or (ii) an agreement to sell or otherwise dispose of all or substantially all of the assets of the Corporation (including a plan of liquidation); or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least one-half of the persons who were directors at the beginning of the two-year period.

                  (d) Each Option shall be exercisable during the life of the optionee only by him or a transferee or assignee permitted by paragraph (g) of this Section (6) and, after his death, only by his estate or by a person who acquired the right to exercise the Option pursuant to one of the provisions of paragraph (g) of this Section (6). An Option, to the extent that it shall not have been exercised, shall terminate when the optionee ceases to be an employee of the Corporation or a Subsidiary, unless he ceases to be an employee because of his resignation with the consent of the Compensation/Incentive Committee (which consent may be given before or after resignation), or by reason of his death, incapacity or retirement under a retirement plan of the Corporation or a Subsidiary. Except as provided in the next sentence, if the optionee ceases to be an employee by reason of such resignation, the Option shall terminate three months after he ceases to be an employee. If the optionee ceases to be an employee by reason of such death, incapacity or retirement, or if he should die during the three-month period referred to in the preceding sentence, the Option shall terminate fifteen months after he ceases to be an employee. Where an Option is exercised more than three months after the optionee ceased to be an employee, the Option may be exercised only to the extent it could have been exercised three months after he ceased to be an employee. A leave of absence for military or governmental


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service or for other purposes shall not, if approved by the
Compensation/Incentive Committee, be deemed a termination of employment within the meaning of this paragraph (d); provided, however, that an Option may not be exercised during any such leave of absence. Notwithstanding the foregoing provisions of this paragraph (d) or any other provision of this Plan, no Option shall be exercisable after expiration of the term for which the Option was granted, which shall in no event exceed ten years. Where an Option is granted for a term of less than ten years, the Compensation/Incentive Committee, may, at any time prior to the expiration of the Option, extend its term for a period ending not later than ten years from the date the Option was granted.

                  (e) Options shall be granted for such lawful consideration as the Compensation/Incentive Committee shall determine.

                  (f) Neither the Corporation nor any Subsidiary may directly or indirectly lend any money to any person for the purpose of assisting him to purchase or carry shares of Capital Stock issued or transferred upon the exercise of an Option.

                  (g) No Option nor any right thereunder may be assigned or transferred by the optionee except:

                           (i)      by will or the laws of descent and
                                    distribution;

                           (ii) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or by the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder;

                           (iii) by an optionee who, at the time of the transfer, is not subject to the provisions of Section 16 of the 1934 Act, provided such transfer is to, or for the benefit of (including but not limited to trusts for the benefit of), the optionee's spouse or lineal descendants of the optionee's parents; or

                           (iv) by an optionee who, at the time of the transfer, is subject to the provisions of
                                    Section 16 of the 1934 Act, to the extent, if any, such transfer would be permitted under Securities and Exchange Commission Rule 16b-3 or any successor rule thereto, as such rule or any successor rule thereto may be in effect at the time of the transfer.

         If so provided in the Option or if so authorized by the Compensation/Incentive Committee and subject to such terms and conditions as are specified in the Option or by the Compensation/Incentive Committee, the Corporation may, upon or


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without the request of the holder of the Option and at any time or from time to time, cancel all or a portion of the Option then subject to exercise and either
(i) pay the holder an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the shares subject to the portion of the Option so canceled over the aggregate purchase price of such shares, or (ii) issue or transfer shares of Capital Stock to the holder with a Fair Market Value, at such time or times, equal to such excess.

                  (h) Each Option shall be evidenced by a written instrument, which shall contain such terms and conditions, and shall be in such form, as the Compensation/Incentive Committee may determine, provided the Option is consistent with this Plan and incorporates it by reference. Notwithstanding the preceding sentence, an Option, if so granted by the Compensation/Incentive Committee, may include restrictions and limitations in addition to those provided for in this Plan.

                  (i) Any federal, state or local withholding taxes payable by an optionee or awardee upon the exercise of an Option or upon the removal of restrictions of a Stock Award shall be paid in cash or in such other form as the Compensation/Incentive Committee may authorize from time to time, including the surrender of shares of Capital Stock or the withholding of shares of Capital Stock to be issued to the optionee or awardee. All such shares so surrendered or withheld shall be valued at Fair Market Value on the date such are surrendered to the Corporation or authorized to be withheld.

         7. COMBINATIONS OF STOCK AWARDS AND OPTIONS: Stock Incentives authorized by paragraph (b)(iii) of Section 3 in the form of combinations of Stock Awards and Options shall be subject to the following provisions:

                  (a) A Stock Incentive may be a combination of any form of Stock Award with any form of Option; provided, however, that the terms and conditions of such Stock Incentive pertaining to a Stock Award are consistent with Section 5 and the terms and conditions of such Stock Incentive pertaining to an Option are consistent with Section 6.

                  (b) Such combination Stock Incentive shall be subject to such other terms and conditions as the Compensation/Incentive Committee may determine, including, without limitation, a provision terminating in whole or in part a portion thereof upon the exercise in whole or in part of another portion thereof. Such combination Stock Incentive shall be evidenced by a written instrument in such form as the Compensation/Incentive Committee shall determine, provided it is consistent with this Plan and incorporates it by reference.


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         8. ADJUSTMENT PROVISIONS: In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Capital Stock shall be effected, or the outstanding shares of Capital Stock are, in connection with a merger or consolidation of the Corporation or a sale by the Corporation of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities of the Corporation or for shares of the stock or other securities of any other corporation, or a record date for determination of holders of Capital Stock entitled to receive a dividend payable in Capital Stock shall occur (a) the number and class of shares or other securities that may be issued or transferred pursuant to Stock Incentives, (b) the number and class of shares or other securities which have not been issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share or other security under outstanding Options, and (d) the price to be paid per share or other security by the Corporation or a Subsidiary for shares or other securities issued or transferred pursuant to Stock Incentives which are subject to a right of the Corporation or a Subsidiary to reacquire such shares or other securities, shall in each case be equitably adjusted.

         9. TERM: This Plan shall be deemed adopted and shall become effective on the date it is approved and adopted by the stockholders of the Corporation. No Stock Incentives shall be granted under this Plan after May 17, 2009.

         10. ADMINISTRATION:

                  (a) The Plan shall be administered by the Compensation/Incentive Committee, which shall consist of no fewer than three persons designated by the Board of Directors. Grants of Stock Incentives may be granted by the Compensation/Incentive Committee either in or without consultation with employees, but, anything in this Plan to the contrary notwithstanding, the Compensation/Incentive Committee shall have full authority to act in the matter of selection of all Key Employees and in determining the number of Stock Incentives to be granted to them.

                  (b) The Compensation/Incentive Committee may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it deems necessary to determine eligibility to participate in this Plan and for the proper administration of this Plan, and may amend or revoke any rule or regulation so established. The Compensation/Incentive Committee may make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Corporation, its Subsidiaries, its stockholders and all employees, and upon their respective legal


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representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

                  (c) Members of the Board of Directors and members of the Compensation/Incentive Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

         11. GENERAL PROVISIONS:

                  (a) Nothing in this Plan nor in any instrument executed pursuant hereto shall confer upon any employee any right to continue in the employ of the Corporation or a Subsidiary, or shall affect the right of the Corporation or of a Subsidiary to terminate the employment of any employee with or without cause.

                  (b) No shares of Capital Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares, in the opinion of counsel to the Corporation, have been complied with. In connection with any such issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances, satisfactory to counsel to the Corporation, that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Corporation or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.

                  (c) No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Capital Stock allocated or reserved for the purposes of this Plan or subject to any Stock Incentive except as to such shares of Capital Stock, if any, as shall have been issued or transferred to him.

                  (d) The Corporation or a Subsidiary may, with the approval of the Compensation/Incentive Committee, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be a Key Employee at the time of grant, and, notwithstanding any other provision of this Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Company takes action to implement such agreement or commitment.

                  (e) In the case of a grant of a Stock Incentive to an employee of a Subsidiary, such grant may, if the Compensation/Incentive Committee so directs, be implemented by the Corporation issuing or transferring the shares, if any,


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covered by the Stock Incentive to the Subsidiary, for such lawful consideration as the Compensation/Incentive Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Stock Incentive specified by the Compensation/Incentive Committee pursuant to the provisions of this Plan. Notwithstanding any other provision hereof, such Stock Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Compensation/Incentive Committee, on the date it is delivered by the Subsidiary or on such other date between said two dates, as the Compensation/Incentive Committee shall specify.


                  (f) The Corporation or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Corporation or a Subsidiary determines it is required to withhold in connection with any Stock Incentive.

                  (g) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Corporation or any Subsidiary or other affiliate now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

         12. AMENDMENTS AND DISCONTINUANCE:

                  (a) This Plan may be amended by the Board of Directors upon the recommendation of the Compensation/Incentive Committee, provided that, without the approval of the stockholders of the Corporation, no amendment shall be made which (i) increases the aggregate number of shares of Capital Stock that may be issued or transferred pursuant to Stock Incentives as provided in paragraph (a) of Section 4, (ii) increases the maximum aggregate number of shares of Capital Stock that may be issued or transferred under the Plan to directors of the Corporation or of a Subsidiary as provided in paragraph (b) of
Section 4, (iii) increases the maximum aggregate number of Stock Incentives, in the form of Options, which may be granted to an individual employee as provided in paragraph (a) of Section 6, (iv) withdraws the administration of this Plan from the Compensation/Incentive Committee, (v) permits any person who is not at the time a Key Employee of the Corporation or of a Subsidiary to be granted a Stock Incentive, (vi) permits any Option to be exercised more than ten years after the date it is granted, (vii) amends Section 9 to extend the date set forth therein or (viii) amends this Section 12.


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                  (b) Notwithstanding paragraph (a) of this Section 12, the
Board of Directors may amend the Plan to take into account changes in applicable securities laws, federal income tax laws and other applicable laws. Should the provisions of Rule 16b-3, or any successor rule, under the Securities Exchange Act of 1934 be amended, the Board of Directors may amend the Plan in accordance therewith.

                  (c) The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue this Plan.

                  (d) No amendment or discontinuance of this Plan by the Board of Directors or the stockholders of the Corporation shall, without the consent of the employee, adversely affect any Stock Incentive theretofore granted to him.


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